Exhibit 99.1

CHEMTURA CORPORATION

Index of Financial Statements and Schedules

Page

Consolidated Statements of Operations (Unaudited) -

Consolidated Statements of Operations (Unaudited) -
Year ended December 31, 2007 - GAAP and Managed Basis	1

GAAP Operating Profit (Unaudited) -
Year ended December 31, 2007 - GAAP and Managed Basis	2

Consolidated Statements of Operations (Unaudited) -
Year ended December 31, 2006 - GAAP and Managed Basis	3

GAAP Operating Profit (Unaudited) -
Year ended December 31, 2006 - GAAP and Managed Basis	4

Consolidated Statements of Operations (Unaudited) -
Quarter ended March 31, 2007 - GAAP and Managed Basis	5

GAAP Operating Profit (Unaudited) -
Quarter ended March 31, 2007 - GAAP and Managed Basis	6

Consolidated Statements of Operations (Unaudited) -
Quarter ended June 30, 2007 - GAAP and Managed Basis	7

GAAP Operating Profit (Unaudited) -
Quarter ended June 30, 2007 - GAAP and Managed Basis	8

Consolidated Statements of Operations (Unaudited) -
Quarter ended September 30, 2007 - GAAP and Managed Basis	9

GAAP Operating Profit (Unaudited) -
Quarter ended September 30, 2007 - GAAP and Managed Basis	10

Consolidated Statements of Operations (Unaudited) -
Quarter ended December 31, 2007 - GAAP and Managed Basis	11

GAAP Operating Profit (Unaudited) -
Quarter ended December 31, 2007 - GAAP and Managed Basis	12

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Year Ended December 31, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

Net sales	$3,747	$—	$3,747	$—	$3,747

Cost of goods sold	2,862	21	2,883	(7)	2,876
Selling, general and administrative	393	(21)	372	2	374
Depreciation and amortization	269	—	269	(70)	199
Research and development	62	—	62	—	62
Facility closures, severance and related costs	36	—	36	(36)	—
Antitrust costs	35	—	35	(35)	—
Loss on sale of business	15	—	15	(15)	—
Impairment of long-lived assets	19	—	19	(19)	—
Equity income	(3)	—	(3)	—	(3)

Operating profit	59	—	59	180	239
Interest expense	87	—	87	—	87
Other expense, net	13	—	13	—	13

(Loss) earnings from continuing operations before income taxes	(41)	—	(41)	180	139
Income tax expense	4	—	4	45	49

(Loss) earnings from continuing operations	(45)	—	(45)	135	90
Earnings from discontinued operations	18	—	18	—	18
Gain on sale of discontinued operations	24	—	24	(24)	—

Net (loss) earnings	$(3)	$—	$(3)	$111	$108

Basic (loss) earnings per share
(Loss) earnings from continuing operations	$(0.18)		$(0.18)		$0.38
Earnings from discontinued operations	0.07		0.07		0.07
Gain on sale of discontinued operations	0.10		0.10		—

Net (loss) earnings	$(0.01)		$(0.01)		$0.45

Diluted (loss) earnings per share
(Loss) earnings from continuing operations	$(0.18)		$(0.18)		$0.38
Earnings from discontinued operations	0.07		0.07		0.07
Gain on sale of discontinued operations	0.10		0.10		—

Net (loss) earnings	$(0.01)		$(0.01)		$0.45

Weighted average shares outstanding - Basic	241.6		241.6		241.6

Weighted average shares outstanding - Diluted	241.6		241.6		242.1

Managed Basis
Managed Basis Adjustments consist of the following:	Adjustments

Accelerated recognition of asset retirement obligation	$7
Favorable settlement on contractual matter	(2)
Change in useful life of property, plant and equipment	70
Facility closures, severance and related costs	36
Antitrust costs	35
Loss on sale of business	15
Asset impairment	19
Pre-Tax	180

Adjustment to apply a Managed Basis effective tax rate	45
After-Tax	135

Gain on sale of discontinued operations	(24)
Net earnings	$111

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Year Ended December 31, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

OPERATING PROFIT

Polymer Additives	$77	$(15)	$62	$31	$93
Performance Specialties	140	(24)	116	1	117
Consumer Products	72	(10)	62	—	62
Crop Protection	79	(21)	58	—	58
Other	(6)	3	(3)	5	2
	362	(67)	295	37	332

General corporate expense, including amortization	(158)	67	(91)	(2)	(93)
Change in useful life of property, plant and equipment	(40)	—	(40)	40	—
Facility closures, severance and related cost	(36)	—	(36)	36	—
Antitrust costs	(35)	—	(35)	35	—
Loss on sale of business	(15)	—	(15)	15	—
Impairment of long-lived assets	(19)	—	(19)	19	—

Total operating profit	$59	$—	$59	$180	$239

DEPRECIATION AND AMORTIZATION

Polymer Additives	$123	$—	$123	$(30)	$93
Performance Specialties	23	—	23	—	23
Consumer Products	13	—	13	—	13
Crop Protection	4	—	4	—	4
Other	4	—	4	—	4
General corporate expense, including amortization	102	—	102	(40)	62

Total Depreciation and Amortization	$269	$—	$269	$(70)	$199

Year
Managed Basis Adjustments consist of the following:	Ended

Accelerated recognition of asset retirement obligation	$7
Favorable settlement on contractual matter	(2)
Change in useful life of property, plant and equipment	70
Facility closures, severance and related costs	36
Antitrust costs	35
Loss on sale of business	15
Asset impairment	19
$180

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Year Ended December 31, 2006
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

Net sales	$3,458	$—	$3,458	$—	$3,458

Cost of goods sold	2,602	25	2,627	(9)	2,618
Selling, general and administrative	387	(25)	362	4	366
Depreciation and amortization	204	—	204	(18)	186
Research and development	61	—	61	—	61
Facility closures, severance and related costs	5	—	5	(5)	—
Antitrust costs	90	—	90	(90)	—
Merger costs	17	—	17	(17)	—
Loss on sale of business	11	—	11	(11)	—
Impairment of long-lived assets	80	—	80	(80)	—
Equity income	(4)	—	(4)	—	(4)

Operating profit	5	—	5	226	231
Interest expense	102	—	102	—	102
Loss on early extinguishment of debt	44	—	44	(44)	—
Other expense, net	6	—	6	10	16

(Loss) earnings from continuing operations before income taxes	(147)	—	(147)	260	113
Income tax expense (benefit)	126	—	126	(85)	41

(Loss) earnings from continuing operations	(273)	—	(273)	345	72
Earnings from discontinued operations	20	—	20	—	20
Gain on sale of discontinued operations	47	—	47	(47)	—

Net (loss) earnings	$(206)	$—	$(206)	$298	$92

Basic (loss) earnings per share
(Loss) earnings from continuing operations	$(1.13)		$(1.13)		$0.30
Earnings from discontinued operations	0.08		0.08		0.08
Gain on sale of discontinued operations	0.20		0.20		—

Net (loss) earnings	$(0.85)		$(0.85)		$0.38

Diluted (loss) earnings per share
(Loss) earnings from continuing operations	$(1.13)		$(1.13)		$0.30
Earnings from discontinued operations	0.08		0.08		0.08
Gain on sale of discontinued operations	0.20		0.20		—

Net (loss) earnings	$(0.85)		$(0.85)		$0.38

Weighted average shares outstanding - Basic	240.5		240.5		240.5

Weighted average shares outstanding - Diluted	240.5		240.5		241.3

Managed Basis
Managed Basis Adjustments consist of the following:	Adjustments

Accelerated recognition of asset retirement obligation	$9
Favorable settlement on contractual matter	(4)
Change in useful life of property, plant and equipment	18
Facility closures, severance and related costs	5
Antitrust costs	90
Merger costs	17
Loss on sale of business	11
Asset impairment	80
Interest income on tax settlement	(4)
Gain on sale of equity interest in Davis Standard venture	(6)
Loss on early extinguishment of debt	44
Pre-Tax	260

Adjustment to apply a Managed Basis effective tax rate	(85)
After-Tax	345

Gain on sale of discontinued operations	(47)
Net earnings	$298

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Operating Profit (Unaudited)

(In millions of dollars)

	Year Ended December 31, 2006
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

OPERATING PROFIT

Polymer Additives	$130	$(12)	$118	$5	$123
Performance Specialties	115	(22)	93	—	93
Consumer Products	70	(14)	56	—	56
Crop Protection	48	(20)	28	—	28
Other	(4)	15	11	4	15
	359	(53)	306	9	315

General corporate expense, including amortization	(133)	53	(80)	(4)	(84)
Change in useful life of property, plant and equipment	(18)	—	(18)	18	—
Facility closures, severance and related cost	(5)	—	(5)	5	—
Antitrust costs	(90)	—	(90)	90	—
Merger costs	(17)	—	(17)	17	—
Loss on sale of business	(11)	—	(11)	11	—
Impairment of long-lived assets	(80)	—	(80)	80	—

Total operating profit	$5	$—	$5	$226	$231

DEPRECIATION AND AMORTIZATION

Polymer Additives	$85	$—	$85	$—	$85
Performance Specialties	17	—	17	—	17
Consumer Products	11	—	11	—	11
Crop Protection	7	—	7	—	7
Other	5	—	5	—	5
General corporate expense, including amortization	79	—	79	(18)	61

Total Depreciation and Amortization	$204	$—	$204	$(18)	$186

Year
Managed Basis Adjustments consist of the following:	Ended

Accelerated recognition of asset retirement obligation	$9
Favorable settlement on contractual matter	(4)
Change in useful life of property, plant and equipment	18
Facility closures, severance and related costs	5
Antitrust costs	90
Merger costs	17
Loss on sale of business	11
Asset impairment	80
$226

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter Ended March 31, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

Net sales	$889	$—	$889	$—	$889

Cost of goods sold	682	5	687	(3)	684
Selling, general and administrative	103	(5)	98	—	98
Depreciation and amortization	63	—	63	(14)	49
Research and development	16	—	16	—	16
Facility closures, severance and related costs	3	—	3	(3)	—
Antitrust costs	12	—	12	(12)	—
Equity income	(1)	—	(1)	—	(1)

Operating profit	11	—	11	32	43
Interest expense	23	—	23	—	23
Other expense, net	(2)	—	(2)	—	(2)

(Loss) earnings from continuing operations before income taxes	(10)	—	(10)	32	22
Income tax expense	10	—	10	(3)	7

(Loss) earnings from continuing operations	(20)	—	(20)	35	15
Earnings from discontinued operations	5	—	5	—	5
Gain on sale of discontinued operations	2	—	2	(2)	—

Net (loss) earnings	$(13)	$—	$(13)	$33	$20

Basic (loss) earnings per share
(Loss) earnings from continuing operations	$(0.08)		$(0.08)		$0.06
Earnings from discontinued operations	0.02		0.02		0.02
Gain on sale of discontinued operations	0.01		0.01		—

Net (loss) earnings	$(0.05)		$(0.05)		$0.08

Diluted (loss) earnings per share
(Loss) earnings from continuing operations	$(0.08)		$(0.08)		$0.06
Earnings from discontinued operations	0.02		0.02		0.02
Gain on sale of discontinued operations	0.01		0.01		—

Net (loss) earnings	$(0.05)		$(0.05)		$0.08

Weighted average shares outstanding - Basic	241.1		241.1		241.1

Weighted average shares outstanding - Diluted	241.1		241.1		242.2

Managed Basis
Managed Basis Adjustments consist of the following:	Adjustments

Accelerated recognition of asset retirement obligation	$3
Favorable settlement on contractual matter	—
Change in useful life of property, plant and equipment	14
Facility closures, severance and related costs	3
Antitrust costs	12
Loss on sale of business	—
Asset impairment	—
Pre-Tax	32

Adjustment to apply a Managed Basis effective tax rate	(3)
After-Tax	35

Gain on sale of discontinued operations	(2)
Net earnings	$33

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Operating Profit (Unaudited)

(In millions of dollars)

	Quarter Ended March 31, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

OPERATING PROFIT

Polymer Additives	$31	$(6)	$25	$—	$25
Performance Specialties	34	(7)	27	—	27
Consumer Products	1	(3)	(2)	—	(2)
Crop Protection	21	(7)	14	—	14
Other	(4)	3	(1)	3	2
	83	(20)	63	3	66

General corporate expense, including amortization	(43)	20	(23)	—	(23)
Change in useful life of property, plant and equipment	(14)	—	(14)	14	—
Facility closures, severance and related cost	(3)	—	(3)	3	—
Antitrust costs	(12)	—	(12)	12	—

Total operating profit	$11	$—	$11	$32	$43

DEPRECIATION AND AMORTIZATION

Polymer Additives	$21	$—	$21	$—	$21
Performance Specialties	5	—	5	—	5
Consumer Products	6	—	6	—	6
Crop Protection	1	—	1	—	1
Other	1	—	1	—	1
General corporate expense, including amortization	29	—	29	(14)	15

Total Depreciation and Amortization	$63	$—	$63	$(14)	$49

Quarter
Managed Basis Adjustments consist of the following:	Ended

Accelerated recognition of asset retirement obligation	$3
Favorable settlement on contractual matter	—
Change in useful life of property, plant and equipment	14
Facility closures, severance and related costs	3
Antitrust costs	12
Loss on sale of business	—
Asset impairment	—
$32

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter Ended June 30, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

Net sales	$1,038	$—	$1,038	$—	$1,038

Cost of goods sold	778	5	783	(4)	779
Selling, general and administrative	112	(5)	107	—	107
Depreciation and amortization	70	—	70	(22)	48
Research and development	15	—	15	—	15
Facility closures, severance and related costs	22	—	22	(22)	—
Antitrust costs	18	—	18	(18)	—
Loss on sale of business	15	—	15	(15)	—
Impairment of long-lived assets	7	—	7	(7)	—
Equity income	—	—	—	—	—

Operating profit	1	—	1	88	89
Interest expense	23	—	23	—	23
Other expense, net	6	—	6	—	6

(Loss) earnings from continuing operations before income taxes	(28)	—	(28)	88	60
Income tax (benefit) expense	(5)	—	(5)	28	23

(Loss) earnings from continuing operations	(23)	—	(23)	60	37
Earnings from discontinued operations	6	—	6	—	6
Gain on sale of discontinued operations	25	—	25	(25)	—

Net earnings	$8	$—	$8	$35	$43

Basic earnings (loss) per share
(Loss) earnings from continuing operations	$(0.09)		$(0.09)		$0.16
Earnings from discontinued operations	0.02		0.02		0.02
Gain on sale of discontinued operations	0.10		0.10		—

Net earnings (loss)	$0.03		$0.03		$0.18

Diluted earnings (loss) per share
(Loss) from continuing operations	$(0.09)		$(0.09)		$0.16
Earnings from discontinued operations	0.02		0.02		0.02
Gain on sale of discontinued operations	0.10		0.10		—

Net earnings	$0.03		$0.03		$0.18

Weighted average shares outstanding - Basic	241.4		241.4		241.4

Weighted average shares outstanding - Diluted	241.4		241.4		242.2

Managed Basis
Managed Basis Adjustments consist of the following:	Adjustments

Accelerated recognition of asset retirement obligation	$4
Favorable settlement on contractual matter	—
Change in useful life of property, plant and equipment	22
Facility closures, severance and related costs	22
Antitrust costs	18
Loss on sale of business	15
Asset impairment	7
Pre-Tax	88

Adjustment to apply a Managed Basis effective tax rate	28
After-Tax	60

Gain on sale of discontinued operations	(25)
Net earnings	$35

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Operating Profit (Unaudited)

(In millions of dollars)

	Quarter Ended June 30, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

OPERATING PROFIT

Polymer Additives	$38	$(6)	$32	$1	$33
Performance Specialties	34	(7)	27	—	27
Consumer Products	41	(3)	38	—	38
Crop Protection	20	(5)	15	—	15
Other	(3)	—	(3)	1	(2)
	130	(21)	109	2	111

General corporate expense, including amortization	(45)	21	(24)	2	(22)
Change in useful life of property, plant and equipment	(22)	—	(22)	22	—
Facility closures, severance and related cost	(22)	—	(22)	22	—
Antitrust costs	(18)	—	(18)	18	—
Loss on sale of business	(15)	—	(15)	15	—
Impairment of long-lived assets	(7)	—	(7)	7	—

Total operating profit	$1	$—	$1	$88	$89

DEPRECIATION AND AMORTIZATION

Polymer Additives	$28	$—	$28	$—	$28
Performance Specialties	6	—	6	—	6
Consumer Products	1	—	1	—	1
Crop Protection	1	—	1	—	1
Other	1	—	1	—	1
General corporate expense, including amortization	33	—	33	(22)	11

Total Depreciation and Amortization	$70	$—	$70	$(22)	$48

Quarter
Managed Basis Adjustments consist of the following:	Ended

Accelerated recognition of asset retirement obligation	$4
Favorable settlement on contractual matter	—
Change in useful life of property, plant and equipment	22
Facility closures, severance and related costs	22
Antitrust costs	18
Loss on sale of business	15
Asset impairment	7
$88

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter Ended September 30, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

Net sales	$929	$—	$929	$—	$929

Cost of goods sold	721	6	727	—	727
Selling, general and administrative	93	(6)	87	—	87
Depreciation and amortization	59	—	59	(10)	49
Research and development	15	—	15	—	15
Facility closures, severance and related costs	9	—	9	(9)	—
Antitrust costs	2	—	2	(2)	—
Gain on sale of business	(1)	—	(1)	1	—
Impairment of long-lived assets	9	—	9	(9)	—
Equity income	(1)	—	(1)	—	(1)

Operating profit	23	—	23	29	52
Interest expense	21	—	21	—	21
Other expense, net	7	—	7	—	7

(Loss) earnings from continuing operations before income taxes	(5)	—	(5)	29	24
Income tax (benefit) expense	(6)	—	(6)	14	8

Earnings from continuing operations	1	—	1	15	16
Earnings from discontinued operations	3	—	3	—	3
(Loss) on sale of discontinued operations	(2)	—	(2)	2	—

Net earnings	$2	$—	$2	$17	$19

Basic earnings (loss) per share
Earnings from continuing operations	$0.01		$0.01		$0.07
Earnings from discontinued operations	0.01		0.01		0.01
(Loss) on sale of discontinued operations	(0.01)		(0.01)		—

Net earnings	$0.01		$0.01		$0.08

Diluted earnings (loss) per share
Earnings from continuing operations	$0.01		$0.01		$0.07
Earnings from discontinued operations	0.01		0.01		0.01
(Loss) on sale of discontinued operations	(0.01)		(0.01)		—

Net earnings	$0.01		$0.01		$0.08

Weighted average shares outstanding - Basic	241.9		241.9		241.9

Weighted average shares outstanding - Diluted	241.9		241.9		241.9

Managed Basis
Managed Basis Adjustments consist of the following:	Adjustments

Accelerated recognition of asset retirement obligation	$—
Favorable settlement on contractual matter	—
Change in useful life of property, plant and equipment	10
Facility closures, severance and related costs	9
Antitrust costs	2
Gain on sale of business	(1)
Asset impairment	9
Pre-Tax	29

Adjustment to apply a Managed Basis effective tax rate	14
After-Tax	15

Gain on sale of discontinued operations	2
Net earnings	$17

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Operating Profit (Unaudited)

(In millions of dollars)

	Quarter Ended September 30, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

OPERATING PROFIT

Polymer Additives	$10	$(3)	$7	$8	$15
Performance Specialties	33	(5)	28	—	28
Consumer Products	23	(3)	20	—	20
Crop Protection	16	(5)	11	—	11
Other	1	—	1	1	2
	83	(16)	67	9	76

General corporate expense, including amortization	(40)	16	(24)	—	(24)
Change in useful life of property, plant and equipment	(1)	—	(1)	1	—
Facility closures, severance and related cost	(9)	—	(9)	9	—
Antitrust costs	(2)	—	(2)	2	—
Gain on sale of business	1	—	1	(1)	—
Impairment of long-lived assets	(9)	—	(9)	9	—

Total operating profit	$23	$—	$23	$29	$52

DEPRECIATION AND AMORTIZATION

Polymer Additives	$23	$—	$23	$(8)	$15
Performance Specialties	6	—	6	—	6
Consumer Products	3	—	3	—	3
Crop Protection	1	—	1	—	1
Other	1	—	1	—	1
General corporate expense, including amortization	25	—	25	(2)	23

Total Depreciation and Amortization	$59	$—	$59	$(10)	$49

Quarter
Managed Basis Adjustments consist of the following:	Ended

Accelerated recognition of asset retirement obligation	$—
Favorable settlement on contractual matter	—
Change in useful life of property, plant and equipment	10
Facility closures, severance and related costs	9
Antitrust costs	2
Gain on sale of business	(1)
Asset impairment	9
$29

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter Ended December 31, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

Net sales	$891	$—	$891	$—	$891

Cost of goods sold	681	5	686	—	686
Selling, general and administrative	85	(5)	80	2	82
Depreciation and amortization	77	—	77	(24)	53
Research and development	16	—	16	—	16
Facility closures, severance and related costs	2	—	2	(2)	—
Antitrust costs	3	—	3	(3)	—
Loss on sale of business	1	—	1	(1)	—
Impairment of long-lived assets	3	—	3	(3)	—
Equity income	(1)	—	(1)	—	(1)

Operating profit	24	—	24	31	55
Interest expense	20	—	20	—	20
Other expense, net	2	—	2	—	2

Earnings (loss) from continuing operations before income taxes	2	—	2	31	33
Income tax expense	5	—	5	6	11

(Loss) earnings from continuing operations	(3)	—	(3)	25	22
Earnings from discontinued operations	4	—	4	—	4
(Loss) on sale of discontinued operations	(1)	—	(1)	1	—

Net earnings	$—	$—	$—	$26	$26

Basic earnings (loss) per share
(Loss) earnings from continuing operations	$(0.02)		$(0.02)		$0.09
Earnings from discontinued operations	0.02		0.02		0.02

Net earnings (loss)	$—		$—		$0.11

Diluted earnings (loss) per share
(Loss) earnings from continuing operations	$(0.02)		$(0.02)		$0.09
Earnings from discontinued operations	0.02		0.02		0.02

Net earnings (loss)	$—		$—		$0.11

Weighted average shares outstanding - Basic	242.0		242.0		242.0

Weighted average shares outstanding - Diluted	242.0		242.0		242.0

Managed Basis
Managed Basis Adjustments consist of the following:	Adjustments

Accelerated recognition of asset retirement obligation	$—
Favorable settlement on contractual matter	(2)
Change in useful life of property, plant and equipment	24
Facility closures, severance and related costs	2
Antitrust costs	3
Loss on sale of business	1
Asset impairment	3
Pre-Tax	31

Adjustment to apply a Managed Basis effective tax rate	6
After-Tax	25

Gain on sale of discontinued operations	1
Net earnings	$26

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Operating Profit (Unaudited)

(In millions of dollars)

	Quarter Ended December 31, 2007
	GAAP		GAAP	Managed Basis	Managed Basis
	Historical	Reclassification	Revised	Adjustment	Revised

OPERATING PROFIT

Polymer Additives	$(2)	$—	$(2)	$22	$20
Performance Specialties	39	(5)	34	1	35
Consumer Products	7	(1)	6	—	6
Crop Protection	22	(4)	18	—	18
Other	—	—	—	—	—
	66	(10)	56	23	79

General corporate expense, including amortization	(30)	10	(20)	(4)	(24)
Change in useful life of property, plant and equipment	(3)	—	(3)	3	—
Facility closures, severance and related cost	(2)	—	(2)	2	—
Antitrust costs	(3)	—	(3)	3	—
Loss on sale of business	(1)	—	(1)	1	—
Impairment of long-lived assets	(3)	—	(3)	3	—

Total operating profit	$24	$—	$24	$31	$55

DEPRECIATION AND AMORTIZATION

Polymer Additives	$51	$—	$51	$(22)	$29
Performance Specialties	6	—	6	—	6
Consumer Products	3	—	3	—	3
Crop Protection	1	—	1	—	1
Other	1	—	1	—	1
General corporate expense, including amortization	15	—	15	(2)	13

Total Depreciation and Amortization	$77	$—	$77	$(24)	$53

Quarter
Managed Basis Adjustments consist of the following:	Ended

Accelerated recognition of asset retirement obligation	$—
Favorable settlement on contractual matter	(2)
Change in useful life of property, plant and equipment	24
Facility closures, severance and related costs	2
Antitrust costs	3
Loss on sale of business	1
Asset impairment	3
$31